Exhibit 99.1

 SPRING 2018nasdaq gm: artxwww.arotech.com  Investor PRESENTATION

 Nasdaq: ARTX  2  SAFE HARBOR STATEMENT  This presentation contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended) regarding Arotech Corporation (Arotech) and/or its subsidiaries, (collective ”the company”), to the extent such statements do not relate to historical or current fact. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results, performance and trends may differ materially from these forward looking statements due to a variety of factors, including, without limitation: product and technology development; the uncertainty of the market for Arotech's products; changing economic conditions; delay, cancellation or non-renewal, in whole or in part, of contracts or of purchase orders (including as a result of budgetary cuts resulting from automatic sequestration under the Budget Control Act of 2011); and other risk factors detailed in Arotech's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and Arotech’s other filings with the Securities and Exchange Commission. Arotech assumes no obligation to update the information in this release. Reference to the Company's website above does not constitute incorporation of any of the information thereon into this presentation. The factors listed above are not all-inclusive, and further information is contained in Arotech’s latest annual report on Form 10-K, which is on file with the U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation. Arotech does not undertake to update its forward-looking statements.

 Nasdaq: ARTX  3  AROTECH CORPORATION  Arotech Corporation is a global leading provider of quality defense and security products for the military, law enforcement and homeland security markets, including multimedia interactive simulators/trainers and advanced power supplies, batteries and chargers.

 Nasdaq: ARTX  4  INVESTMENT HIGHLIGHTS  Committed to growthLeading market positions in attractive end markets with significant barriers to entryGrowth drivers are in place and select opportunities could lead to significant growth Reduced Corporate Cost StructureBoard of Directors and management focused on growth, operational efficiency and creating long-term shareholder valueSmaller Board and Executive teams

DIVERSIFIED REVENUE BASE

2017 Revenue by Division



49%
51%
Training & Simulation
Power Systems

Numerous & diverse revenue sources

- Training and Simulation — 51%
  - Air Warfare 38%
  - Vehicle Simulation 27%
  - Use-of-Force 28%
  - Warranty 6%
- Power Systems — 49%
  - Contract Manufacturing 27%
  - Power Distribution & Generation 14%
  - Batteries 44%
  - Engineering Services 12%

A well-diversified revenue base from various, yet complementary products

Nasdaq: ARTX

AROTECH 5

   Power Systems    Training and Simulation  Business  Innovative design, rapid prototyping & lean manufacturing for aerospace, defense, medical & industrial applications worldwide     World-class simulation- based training solutions for engineering, use-of-force and operator training simulations  Market Size  Global Defense ElectronicsMarket worth 10s of Billions    Global Military Simulation & Virtual Training expected to reach $13.8B in 20201  2017 Revenue  $48.4M    $50.3M  % of Revenue  49%    51%  Gross Margin  15%    42%  Nasdaq: ARTX  6  DIVISIONS OVERVIEW  1 Source: Visiongain

FINANCIAL OVERVIEW

($ in millions)

Revenue


180
160
140
120
100
80
60
40
20
0
2015
2016
2017
2018E
2019E
2020E
Guidance Range
$100 - $105(1)
CDT
DPCMS
VCTS
MEHPS
CDT
DPCMS
VCTS

Adjusted EBITDA


$6.1
$7.1
$7.6
Guidance Range
$7.0 - $8.0(1)
2015
2016
2017
2018 E
Training & Simulation
Incremental Revenue over 2018
wer Systems
cremental Revenue over 2018
Total Company
Estimate

(1) Guidance range provided by company as of May 14, 2018. Arotech undertakes no obligation to update its estimates. Please see Safe Harbor Statement on page 2 above.

Nasdaq: ARTX

AROTECH 7

 Nasdaq: ARTX  8  TRAINING AND SIMULATION DIVISION  TRAINING AND SIMULATION DIVISIONArotech’s Training and Simulation Division (ATSD) develops and provides an extensive array of trainers and simulators for all kinds of equipment and situations for military, law enforcement and commercial customers. Our simulators safely and economically train people from municipal rail and bus drivers to military pilots and convoy crews to respond immediately and appropriately in threatening and dangerous situations while under extreme pressure.    RESEARCHSIMULATION  AIR WARFARESIMULATION  VEHICLESIMULATORS  JUDGMENTALUSE OF FORCE

TRAINING AND SIMULATION DIVISION

	Military Vehicle Simulators	Commercial/Municipal Vehicle Simulators	Air Warfare Simulations	Judgmental Use of Force	Research Simulation
FAAC MILO RANGE Realtime technologies, inc					
Description	Provides high fidelity vehicle simulators for use in operator training for every wheeled vehicle platform in the U.S. military	Designs and manufactures vehicle simulators for use in municipal end markets such as EMS, fire and police	Provides weapon simulations used to train military pilots in the effective use of air-launched weapons, mostly for classified customers	Provides training products focused on the proper employment of hand-carried weapons, primarily for law enforcement personnel	Specializes in multi-body vehicle dynamics modeling and graphical simulation for research and development solutions
Key Customers	U.S. Army U.S. Marine Corps Department of Homeland Security	CAPOST DHS New York City City of Toronto City of London Washington, DC	U.S. Air Force U.S. Air National Guard U.S. Navy Raytheon Lockheed Martin Cubic Boeing Taiwan	DHS FBI Most major U.S. municipalities (800 systems) Hong Kong Emerging international markets	Major automotive companies Large, universities, including University of Minnesota, Beijing Jiaotong University, and University of Michigan, The Ohio State
Key Products	VCTS CDT ODS MTVR	Police Bus Rail Fire & rescue	ZAP Training Range Software MACE BOSS	MILO FDU	SimCreator SimVista SimObserver Research Simulators

Nasdaq: ARTX
AROTECH 9

TRAINING & SIMULATION – KEY PROGRAMS

High Speed Weapon Simulation

ZAP – Zone Acquisition Process

- Contracting with Lockheed, Boeing, Raytheon, USAF, Cubic
  - Multi-year software support contracts
  - Active every year on all platforms
- Continually expanded and enhanced as the operational flight programs are updated and new weapons/capabilities are added
- New markets with Aggressor Squadrons, TA-50 and UAVs



F-15
F-18
F-22
F-16
F-35



$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2015
2016
2017
2018P



Nasdaq: ARTX

AROTECH 10

 Nasdaq: ARTX  11  TRAINING & SIMULATION – KEY PROGRAMS  Train route clearance teams to detect and neutralize improvised explosive devices (IEDs)$41M Sole-Source award to FAAC will bring 5 more years of innovation3 Phase Program with largest phase beginning in Q4 2018Common Driver Trainer program to award in Q2 2019

 Nasdaq: ARTX  12  POWER SYSTEMS DIVISION    POWER SYSTEMS DIVISIONArotech’s Power Systems Division (APSD) develops and provides sophisticated portable energy solutions designed to complex and demanding customer specifications for diverse applications from vehicle power, clean energy power generation, power distribution and management, military field equipment to life vest lights, satellite radios and unmanned vehicles. Arotech’s solutions are produced primarily for military, aerospace and industrial customers.    UNDERWATER& UAV POWER  TACTICALBATTERIES  HYBRIDPOWER  POWERMANAGEMENT

 Nasdaq: ARTX  13  POWER SYSTEMS DIVISION  Established and Diverse Customer Base Includes:  Product Areas:Distributed Power ManagementHybrid Power GenerationHigh Energy SystemsLithium RechargeableC4ISR    Market: MilitaryMedical

 Nasdaq: ARTX  14  POWER SYSTEMS – KEY PROGRAMS  Distributed Power Control and Monitoring System (DPCMS)   Successfully integrated on USMC AAV Real-Time Diagnostics & PrognosticsMakes AAV platform viable until 2035 - twenty years beyond its acquisition lifecycle. Currently manufacturing Low Rate Initial Production Full rate production to begin summer of 2019.  PDM  PCM

POWER SYSTEMS – KEY PROGRAMS

GREENS/Hybrid Power 1kW Solution

- Lightweight, compact, man portable renewable power solution
- Collects and stores solar energy and converts it to clean, reliable power
- Hybrid capability allows use of a generator with auto-start if desired
- Voltage Output: 22-30 VDC
- Power Output: 1kW of power and up to five systems can be paralleled together to provide 5kW of power

Mobile Electric Hybrid Power Sources – 5kW+ Solution

- Modular, compact, trailer or rack-mountable hybrid power solution
- Collects and stores energy from a solar and generator to deliver clean, reliable power
- Hybrid system capability intelligently integrates solar and generator power to further reduce fuel consumption
- Voltage Output: 1P 120V / 3P 208V 60 Hz or 240V 50 Hz
- Power Output: 5kW to 15kW
- Delivers Hours of Silent Watch
- Marine Corps estimates for production at $80M+




GREENS Gen I
Prototype Delivery
Sep 2010
GREENS Gen I
LRIP Delivery
Mar 2011
GREENS Gen II
FRP
Jul 2012 – Dec 2014
MHEES
Concept Refinement
Jan 2015
MHEES Delivery
Sep 2015
MEHPS Delivery
Q4 2017
2010
2011
2012
2013
2014
2015
2016
2017

Nasdaq: ARTX

AROTECH 15

CONTACTS

Company Contact

Arotech Corporation

Dean Krutty, CEO - krutty@arotechusa.com | (800) 281-0356

Investor Relations

Arotech Corporation

Scott Schmidt– scott.schmidt@arotechusa.com | (800) 281-0356

Nasdaq: ARTX

AROTECH 16